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                                                                   Exhibit 10.64

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), between CirTran Corporation, a Nevada corporation (the "Company"), and Fadi Nora, an individual (the "Purchaser"), is entered into as of the date set forth opposite the Company's signature hereon.

         WHEREAS, as of the date of this Agreement the Purchaser has loaned funds in the amount of $225,000 (the "Loan Amount") to the Company; and

         WHEREAS, the Purchaser and the Company desire to exchange the right to receive repayment of the full Loan Amount for shares of the Company's Common Stock; and

         WHEREAS, the Purchaser desires to subscribe for, and the Company desires to issue to the Purchaser, the number of shares of Common Stock indicated on the signature page hereto (the "Shares"), all upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual premises, covenants, representations and warranties herein contained, the parties hereby agree as follows:

         1. Purchase Price; Issuance.

              (a) Subject to the terms and conditions hereof, the Purchaser hereby agrees to purchase the Shares for an amount equal to $0.003 per Share (which purchase price per share is equal to the market price of the Company's common stock on the date immediately prior to the execution of this Agreement) for the aggregate amount set forth on the signature page hereto (the "Purchase Price").

              (b) The Company hereby agrees to accept the prior loans by the Purchaser to the Company in the amount of $225,000 as payment in full for the Shares.

              (c) The Purchaser and the Company acknowledge and agree that the Company does not have sufficient shares of common stock to issue to the Purchaser as of the date of this Agreement. The Company agrees to use reasonable commercial efforts to take the necessary corporate actions, to inform the Purchaser once such actions have been taken and the Shares can be issued, and to issue the shares as soon as possible thereafter.

         2.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to the Purchaser as follows:

              (a) Corporate Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full corporate power and authority to carry on its business as now conducted.


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              (b)  Authorization.  The  Company has the power and  authority  to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of and the performance by the Company under this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in
effect  and  subject  to  the  application  of  equitable   principles  and  the
availability of equitable remedies.

              (c) No Conflicts. The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by the Company pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Company do not and will not, with the giving of notice or the passage of time of both, violate or result in a breach or termination of any provision of, or constitute a default under, the Articles of Incorporation or the Bylaws of the Company or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company or its assets is bound or subject.

              (d) Fully Paid and Non-Assessable Upon issuance of the Shares and payment therefor pursuant to the terms hereof, each Share of Common Stock shall be validly issued, fully paid and non-assessable.

         3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

              (a) Status. The Purchaser is a bona fide resident of the State identified in the address set forth on the signature page of this Agreement as the Purchaser's home address and is not a resident of any other state except as disclosed on the signature page hereto, is at least 21 years of age, is legally competent to execute this Agreement and has legal capacity to execute, deliver and perform his or her obligations under this Agreement.

              (b) Authority for Agreements. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser, and this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.



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              (c) No Conflicts. The execution,  delivery and performance of this
Agreement and the consummation of the transactions contemplated hereby and thereby by the Purchaser do not and will not, with the giving of notice or the passage of time or both, violate or result in a breach or termination of any provision of, or constitute a default under, any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Purchaser is a party or by which the Purchaser or its assets may be bound.

              (d) Investor Representations and Acknowledgments.

                     (i) The Purchaser is acquiring the Shares for the Purchaser's own account for investment only and not as nominee or agent and not with a view to, or for sale in connection with, a distribution of the Shares and with no present intention of selling, transferring, granting a participation in or otherwise distributing, the Shares, all within the meaning of the Securities Act and any applicable state, securities or blue-sky laws.

                     (ii) The Purchaser is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement.

                     (iii) The Company has advised the Purchaser that the Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof contemplated by this Agreement is exempt from such registration, and the Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the Purchaser's representations contained herein.

                     (iv) The Purchaser has received, read carefully and is familiar with this Agreement and has had an opportunity to obtain such information as it has deemed appropriate respecting the Company, its business, plans, and financial condition. The Purchaser has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

                     (v) The Purchaser or the Purchaser's representative has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the Purchaser in connection with this transaction, and the Purchaser's investment in the Company hereunder is not material when compared to the Purchaser's total financial capacity.

                     (vi) The Purchaser understands that an investment in the Company as proposed herein involves substantial risk, and the Purchaser can afford to bear such risks, including, but not limited to, the risk of loss of the Purchaser's entire investment.


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                     (vii) The  Purchaser  has been  advised by the Company that none of the Shares have been registered under the Securities Act, that the Shares will be issued on the basis of the statutory exemption provided by
Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self- regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the
representations  made  by  the  Purchaser  in  this  Agreement.   The  Purchaser
acknowledges that the Purchaser has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the Purchaser agrees that no sale, assignment, or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Shares is registered under the Securities Act, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares, or (ii) such Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Shares, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. The Purchaser further understands that an opinion of counsel and other documents may be required to transfer the Shares. The Purchaser acknowledges that the certificate or certificates evidencing any Shares shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR
                  (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR SUCH OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY (IN WHICH CASE SUCH OPINION SHALL ALSO BE REASONABLY SATISFACTORY TO THE COMPANY), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


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                     (viii)  The  Purchaser  will  acquire  the  Shares  for the
Purchaser's own account (or for the joint account of the Purchaser and the Purchaser's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

                     (ix) Neither the Company nor any representative of the Company have ever represented, guaranteed or warranted, whether expressly of by implication, that:

                              (a)  the   Purchaser   will   realize   any  given
percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the Purchaser's investment in the Company; or

                              (b) the  past  performance  or  experience  of the
management of the Company, or any other person, will in any way indicate the predictable results of the ownership of the Shares or of the Company's activities.

                     (x) No oral or written representations have been made other than as stated in this Agreement, and no oral or written information furnished to the Purchaser or the Purchaser's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in this Agreement.

                     (xi) The Purchaser is not subscribing for Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio (and is not aware of the existence of any of the above), or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the Purchaser had a pre-existing relationship in connection with investments in securities generally.

                     (xii) The Purchaser acknowledges that the representations, warranties and agreements made by the Purchaser herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

                     (xiii) Accredited Investor. The Purchaser, by initialing the applicable paragraph (a) through (g) below, hereby represents and warrants that the Purchaser is an "Accredited Investor" as defined in Regulation D under the Securities Act, because the Purchaser meets the requirements set forth in one or more of the enumerated categories. Place your initials in the space provided in the beginning of each applicable paragraph thereby representing and warranting as to the applicability to the Purchaser of the initialed paragraph or paragraphs:


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              [ ] (a) any  individual  Purchaser  whose net worth,  or joint net worth with that person's spouse at the time of his purchase, exceeds $1,000,000 (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

              [ ] (b) any individual Purchaser who had an income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects an income in excess of the same income level in the current year (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

              [ ] (c) any corporation or partnership not formed for the specific purpose of making an investment in the Common Stock, with total assets in excess of $5,000,000;

              [ ] (d) any trust, which is not formed for the specific purpose of investing in the Common Stock, with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person, as such term is defined in Rule 506(b) of Regulation D under the Securities Act;

              [ ] (e) any ERISA Plan if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, insurance company, or registered investment adviser, or the Plan has total assets in excess of $5,000,000;

              [ ] (f) an individual Purchaser who is an executive officer or director of the Company;

              [ ] (g) any entity in which all of the equity owners are Accredited Investors under paragraphs (a), (b), (c) or (f) above or any other entity meeting required "Accredited Investor" standards under Rule 501 of Regulation D under the Securities Act and applicable State securities law criteria. IF THE PURCHASER IS AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE ACCREDITED
              INVESTORS, THE PURCHASER MUST PROVIDE A SUBSCRIPTION AGREEMENT FROM EACH OF ITS EQUITY OWNERS;

              [ ] (h) other (please explain i.e., a foreign investor)

                     (xiv) If at any time prior to issuance of the Shares to the Purchaser, any representation or warranty of the Purchaser contained herein shall no longer be true, the Purchaser promptly shall give written notice to the Company specifying which representation and warranties are not true and the reason therefor, whereupon the Purchaser's subscription for the Shares may be rejected.


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         5. Further Assurances. At any time and from time to time after the date hereof, each party shall, without further consideration, execute and deliver to the other such other instruments or documents and shall take such other actions as the other may reasonably request to carry out the transactions contemplated by this Agreement.

         6. Miscellaneous. Any party may waive compliance by the other with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may not be modified or amended except in writing signed by both parties hereto. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Utah, applicable to contracts made and to be performed in Utah, without reference to Utah's principles of conflicts of law. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. This Agreement shall not be assignable by either party without the prior written consent of the other, such consent not to be unreasonably withheld. The rights and obligations contained in this Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.

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                             SIGNATURE PAGES FOLLOW



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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth opposite the Company's execution of this Agreement.

NUMBER OF SHARES SUBSCRIBED FOR: 75,000,000 shares
Multiplied by $0.003 per share = $225,000.00

TOTAL SUBSCRIPTION AMOUNT $225,000.00


|_|      INDIVIDUAL OWNER                |_|    CUSTODIAN UNDER
         (One signature required below)         Uniform Gifts to Minors Act

|_|       JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (Insert applicable state)
         (All tenants must sign below) (Custodian must sign below)

|_|      TENANTS IN COMMON                |_|   COMMUNITY PROPERTY
         (All tenants must sign below)          (Both spouses in community
                                                property states must sign below)

Print information as it is to appear on the Company records.

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(Name of Subscriber)                      (Social Security or Taxpayer ID No.)

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(Home Address)                            (Home Telephone)

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(Business Address)                        (Business Telephone)

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(Name of Co-Subscriber)                   (Social Security or Taxpayer ID No.)

------------------------------------------------------------------------------
(Home Address)                            (Home Telephone)

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(Business Address)                        (Business Telephone)




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                                  SIGNATURE(S)

Dated: July 30, 2009




(1)   /s/ Fadi Nora                            (2)
      -------------------------------------        ----------------------------
      By: Signature of Authorized Signatory        By:  Signature of Authorized
                                                   Co-Signatory

      Fadi Nora
      -------------------------------------        ----------------------------
      Print Name of Signatory                      Print Name of Co-Signatory
      ----------------------------------           ----------------------------
      Title                                        Title

      ----------------------------------           ---------------------------
      Print Name of Signatory and Title,           Print Name of Co-Signatory
      if applicable                                and Title, if applicable

ACCEPTED AND AGREED:

CIRTRAN CORPORATION



By:/s/ Iehab Hawatmeh                  Dated: July 30, 2009






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